                                                                    Exhibit 10.4

DATED
----------------------------------------------------------------------

                             AXON SOLUTIONS LIMITED

                                       AND

                                 VASTERA LIMITED

                                       AND

                                   VASTERA INC

----------------------------------------------------------------------

                                   COUNTERPART

                                   UNDERLEASE

                                       of

                         188 High Street, Egham, Surrey

----------------------------------------------------------------------

                                Nabarro Nathanson
                                  The Anchorage
                                34 Bridge Street
                                 Reading RG1 2LU

                               Tel: 0118 950 4700
                               Fax: 0118 950 5640

                                    CONTENTS

CLAUSE        SUBJECT MATTER                                                                                   PAGE

1.            DEFINITIONS.........................................................................................1

2.            INTERPRETATION......................................................................................4

3.            GRANT AND TERM......................................................................................5

4.            RIGHTS RESERVED AND REGRANTED.......................................................................6

5.            THIRD PARTY RIGHTS OVER THE PREMISES................................................................6

6.            PAYMENT OF RENTS AND ADDITIONAL RENT................................................................7

7.            HEAD LEASE/LATENT DEFECTS/RIGHT OF WAY POLICY.......................................................8

8.            RENT REVIEW........................................................................................11

              Definitions........................................................................................11
              Determination of Reviewed Rent.....................................................................13
              Payment of Reviewed Rent...........................................................................14
              Memorandum of Reviewed Rent........................................................................15
              Restraint on Review................................................................................15
              Time will not be of the essence in relation to this clause.........................................15

9.            OTHER FINANCIAL MATTERS............................................................................15

              Utilities..........................................................................................15
              Common facilities..................................................................................15
              Rates and taxes....................................................................................15
              Payments relating to the Premises and other property...............................................16
              Landlord's costs...................................................................................16
              VAT................................................................................................16
              Interest...........................................................................................16
              Exclusion of statutory compensation................................................................17

10.           INSURANCE..........................................................................................17

              Tenant's obligations...............................................................................17
              Suspension of rent.................................................................................17
              Termination........................................................................................18
              Insurance monies...................................................................................18

11.           STATE AND CONDITION OF THE PREMISES................................................................18

              Repair.............................................................................................18
              Redecoration.......................................................................................19
              Alterations........................................................................................19

                                       i

              Signs and reletting notices........................................................................19

12.           USE OF THE PREMISES................................................................................20

              The Permitted Use..................................................................................20
              Obstructions.......................................................................................20
              Restrictions on use................................................................................20
              Fire and security precautions......................................................................20
              Exclusion of warranty..............................................................................21

13.           DEALINGS...........................................................................................21

              General restrictions...............................................................................21
              Assignments........................................................................................21
              Underlettings......................................................................................22
              Terms to be contained in any underlease............................................................23
              Further provisions relating to underleases.........................................................23
              Charging...........................................................................................23
              Declarations of trust..............................................................................24
              Group sharing of occupation........................................................................24
              Registration of dealings...........................................................................24

14.           LEGAL REQUIREMENTS.................................................................................24

              Legislation and Planning...........................................................................24
              Notices relating to the Premises...................................................................26

15.           LANDLORD'S COVENANT FOR QUIET ENJOYMENT............................................................26

16.           LIMITS ON LANDLORD'S LIABILITY.....................................................................26

17.           FORFEITURE.........................................................................................26

              Landlord's right of re-entry.......................................................................26
              Events giving rise to the Landlord's right of re-entry.............................................27

18.           MISCELLANEOUS......................................................................................28

              Notices............................................................................................28
              Landlord's rights to remedy default by the Tenant..................................................28
              Tenant to provide information......................................................................28
              Tenant's indemnity.................................................................................28
              Tenant's acknowledgement...........................................................................28
              Qualification of Landlord's liability..............................................................28
              Removal of goods after end of Term.................................................................29
              Replacement Guarantee..............................................................................29

19.           GUARANTOR'S COVENANT...............................................................................29

20.           TENANT'S OPTION TO DETERMINE.......................................................................30

21.           LANDLORD'S OPTION TO DETERMINE.....................................................................31
                                       ii

22.           EXCLUSION OF THE 1954 ACT..........................................................................31

23.           NEW OR OLD LEASE...................................................................................31


                                   PARTICULARS

NEW OR OLD TENANCY        The tenancy created by this Lease is a new tenancy
                          for the purposes of the Landlord and Tenant
                          (Covenants) Act 1995

LANDLORD                  AXON Solutions Limited

Registered Office         Rathgar House, 188 High Street, Egham, Surrey, TW20
                          9ED

TENANT                    Vastera Limited

Registered Office         Amtest House, 75-79 Guildford Street, Chertsey,
                          Surrey, KT16 9AS

GUARANTOR                 VASTERA INC

Address for service in    Rathgar House, 188 High Street, Egham, Surrey, TW20
England and Wales         9ED

PREMISES                  188 High Street, Egham, Surrey

TERM GRANTED              From and including __________1999 and expiring on 22
                          April 2013

RENT                      L159,000 per annum, subject to review

ADDITIONAL RENT           L22,000 per annum

RENT REVIEW DATES         23 April 2003 and 23 April 2008

INTEREST RATE             Four percent over The Royal Bank of Scotland Plc base
                          rate

PERMITTED USE             Offices within Use Class B1 of the Town and Country
                          Planning (Use Classes) Order 1987

                 SCHEDULE OF FIXTURES AND FLTTLNGS TO BE LEFT BY
                             AXON SOLUTIONS LIMITED
           ON THEIR VACATION OF RATHGAR HOUSE ON THE ASSIGNMENT OF THE
                            LEASE TO VASTERA LIMITED

        AGREED AT INSPECTION CARRIED OUT AT RATHGAR HOUSE ON 16 JULY 1999

PRESENT

Verena Skinner                 Axon Solutions Limited

Geoff Bates                    HBA (on behalf of Vastera Limited)

John Lynch                     HBA (on behalf of Vastera Limited)

1.0            GENERALLY

               All fixed partitions, glazed screens, doors, frames, over panels etc as shown on HBA's drawings numbers 840/01, 02 and 03 14No free standing obscured perspex screens in bright polished metal frames nb For IT infrastructure and all equipment associated with security, authorized access etc, see separate IT infrastructure and equipment schedule

2.0            GROUND FLOOR

2.1            FINANCE AREA

               Horizontal louvre blinds to seven windows
               Internal security grills to two windows
               Range of fixed cupboards and benching to wall adjacent to staircase

2.2            SHOWER AREA

               Horizontal louvre blind to one window
               Fixed shelving
               1No tall storage cabinet

2.3            TEA AREA

               Horizontal louvre blind to one window
               All fixed kitchen units
               1No fridge

2.4            RECRUITMENT ROOM

               Horizontal louvre blind to two windows Internal security grille to one window 3No white boards 1200mm x 900mm 1No white board 1200mm x 600mm

2.5            INTERNAL STORE

               Nil

2.6            IT AREA / OPEN PLAN OFFICE

               Horizontal louvre blinds to four windows
               Internal security grille to one window
               Range of fixed cupboards and benching to wall adjacent to recruitment room
               3No pictures and frames

2.7            RECEPTION AND WAITING AREA

               Security system monitor. (See IT infrastructure and equipment schedule)
               1No picture and frame

3.0            FIRST FLOOR

3.1            CORTEX

               Horizontal louvre blinds to four windows
               Roller blind to one windows
               900mm x 600mm planner board
               Key cabinet

3.2            MIS ROOM

               Horizontal louvre blinds to two windows
               For benches cabinets etc see IT infrastructure and equipment schedule

3.3            INTERNAL STORE

               Fixed shelving
               Hanging rails

3.4            TEA ROOM

               Horizontal louvre blinds to one window
               All fixed kitchen units
               1No Fridge
               1No Dishwasher
               1No tall storage cabinet

3.5            CONSULTANTS AREA

               Horizontal louvre blinds to three windows
               Roller blinds to three windows
               AC unit
               White board support rail. (No white board)

3.6            MEETING ROOM 3

               Horizontal louvre blinds to two windows
               Roller blinds to two windows
               AC unit
               White board support rail. (No white board)
               Moveable partition separating meeting room 2

3.7            MEETING ROOM 2

               Horizontal louvre blinds to two windows
               Roller blinds to two windows
               AC unit
               White board support rail. (No white board)
               Moveable partition separating meeting room 1

3.8            MEETING ROOM 2

               Horizontal louvre blinds to one window
               AC unit
               White board support rail. (No white board)

4.0            SECOND FLOOR

4.1            DIRECTOR 3

               Horizontal louvre blind to three windows
               2No 1200mm x 900mm white boards

4.2            DIRECTOR 2

               1No 1200mm x 900mm white boards

4.3            DIRECTOR 1

               Horizontal louvre blind to three windows
               2No 1200mm x 900mm white boards

4.4            INTERNAL STORE

               Fixed shelving
               Hanging rails

4.5            CAFE

               Horizontal louvre blinds to three windows
               All fixed kitchen units
               Fixed island worktop/table
               1No 1200mm x 600mm notice board
               Range of fixed cupboards and benching to external flank wall 2No round aluminium tables
               8No aluminium chairs
               3No aluminium high chairs

4.6            QUIET ROOM

               Horizontal louvre blind to one window
               Range of fixed benching to walls adjacent to cafe and director 4

4.7            DIRECTOR 4

               Horizontal louvre blind to two windows
               2No 1200mm x 900mm white boards

4.8            CENTRAL OFFICE

               Horizontal louvre blinds to two windows

5.0            THIRD FLOOR

5.1            PLANT ROOM

               Storage of partitioning, doors, frames and overpanels to form fourth meeting room at first floor level in consultants area Storage of some of the free standing obscured perspex screens scheduled in general items Storage of some of the aluminum chairs scheduled in cafe at second floor level

6.0            REAR STAIRCASE AND CORE AREA

6.1            STAIRCASE

               9No pictures and frames

6.2            TOILETS

               1No soap dispenser and 1No paper towel dispenser to each of 6No toilets.

Signed                                              Date
               ------------------------------------           ------------------
               On behalf of Axon Solutions Limited

Signed         /s/ John Thurlow                     Date
               ------------------------------------           ------------------
               On behalf of Vastera Limited

                                              [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                               Vastera Limited

                                               /s/ Philip J. Balsamo
                                               ---------------------------------

                                               /s/ John Thurlow
                                               ---------------------------------




                                               Vastera Inc.

                                               /s/ Philip J. Balsamo
                                               ---------------------------------

                                               /s/ Arjun Rishi
                                               ---------------------------------


                             TITLE NO. [ILLEGIBLE]

                                      LEASE

DATE

PARTIES

(1) AXON SOLUTIONS LIMITED (incorporated and registered in England and Wales under company number 2976395), the registered office of which is at Rathgar House, 188 High Street, Egham, Surrey, TW20 9ED;

(2) VASTERA LIMITED (incorporated and registered in England and Wales under company number 2036331), the registered office of which is at Amtest House, 75-79 Guildford Street, Chertsey, Surrey, KT16 9AS; and

(3) VASTERA INC (incorporated and registered in the state of Delaware under company number 54-161653) the registered office of which is at 45025 Aviation Drive Suite 200, Dulles, VA 20166-7554, USA and whose address for service in England and Wales is at Rathgar House, 188 High Street, Egham, Surrey, TW20 9ED.

IT IS AGREED AS FOLLOWS:

1.       DEFINITIONS

         In this Lease the following definitions apply:

         "ADDITIONAL RENT"
                  means L22,000 per annum for the first 5 years of the Term;

         "DEVELOPMENT"
                  has the same meaning as in the Planning Acts;

         "FIXTURES AND FITTINGS"
                  means such of the fixtures and fittings set out in the list annexed hereto as belong to the Landlord;

         "HEAD LEASE"
                  means the Lease under which the Landlord holds the Premises dated 24 December 1997 between (1) Canadian & Portland Estates plc and (2) Axon Solutions Limited and all deeds and documents from time to time supplemental thereto and any lease superior to it;

         "GUARANTOR"
                  means the third party to this deed and/or any person who has entered into a guarantee or an authorized guarantee agreement pursuant to this Lease;

         "GUARANTOR REPLACEMENT EVENT"
                  means (a) where the Guarantor is an individual death, bankruptcy, having a receiving order made against him or having a receiver appointed under the Mental Health Act 1993 and (b) where the Guarantor is a company the passing of a resolution to wind up, entering into administration or liquidation, having a receiver or administrative receiver appointed or being struck off the register of companies;

         "INSURANCE RENT"
                  means sums equal to the amounts paid from time to time by the Landlord to the Head Landlord pursuant to Clause 2.2(b) of the Head Lease;

         "INSURED RISKS"
                  means Insured Risks as defined in the Head Lease;

         "INTEREST RATE"
                  means four per cent over the base rate from time to time of The Royal Bank of Scotland plc, or if that rate is no longer published then four per cent above the rate of interest which the Landlord reasonably considers to be most closely comparable to minimum lending rates generally applicable in the UK from time to time;

         "LANDLORD"
                  means the first party to this deed and its successors in title and persons entitled to the reversion immediately expectant on the termination of this Lease;

         "LATENT DEFECT"
                  has the meaning given to it in the Head Lease

         "THIS LEASE"
                  means this deed as varied or supplemented by any document which is supplemental to this deed;

         "PERMITTED USE"
                  means offices within Use Class B1 of the Town and Country (Use Classes) Order 1987;

         "PLANNING PERMISSION"
                  shall have the meaning given to it in the Head Lease;

         "PLANNING ACTS"
                  shall have the meaning given to it in the Head Lease;

         "PREMISES"
                  means 188 High Street, Egham, Surrey, as shown for identification only edged red on the plan annexed to this deed and more particularly described in the Head Lease and including:

                  (a) all fixtures, fittings, plant, machinery and
                      equipment from time to time in or on the Premises, other than tenant's or trade fixtures and fittings; and

                  (b) all additions, alterations and improvements made to the
                      Premises from time to time during the Term;

         "RENT"
                  means One hundred and fifty-nine thousand pounds (L159,000) per annum as reviewed under this Lease;

         "REVIEW DATE"
                  means 23 April 2003 and 23 April 2008 and any other date when the Rent may be reviewed under this Lease;

         "SERVICE MEDIA"
                  means conduits and equipment used for the reception, generation, passage and/or storage of Utilities;

         "HEAD LANDLORD"
                  means Canadian & Portland Estates Plc and its successors in title and all superior landlords however remote;

         "TENANT"
                  means the second party to this deed and its successors in title;

         "TERM"
                  means a term from and including _____________ 1999 expiring on 22 April 2013;

         "UTILITIES"
                  means electricity, gas, water, foul water and surface drainage, heating, ventilation and air conditioning, smoke and fumes, signals, telecommunications, satellite and data communications and all other utilities;

         "VAT"
                  means value added tax payable by virtue of the Value Added Tax Act 1994 (or previous legislation relating to value added tax).

2. INTERPRETATION

2.1      In this Lease:

2.1.1 the table of contents and clause headings are for reference only and do not affect its construction;

2.1.2 the words "include" and "including" are deemed to be followed by the words "without limitation";

2.1.3 general words introduced by the word "other" do not have a restrictive meaning by reason of being preceded by words indicating a particular class of acts, things or matters; and

2.1.4 obligations owed by or to more than one person are owed by or to them jointly and severally.

2.2      In this Lease, unless otherwise specified:

2.2.1 a reference to legislation is a reference to all legislation having effect in the United Kingdom at any time during the Term, including directives, decisions and regulations of the Council of Commission of the European Union, Acts of Parliament, orders, regulations, consents, licences, notices and bye-laws made or granted under any Act of Parliament or directive, decision or regulation of the Council or Commission of the European Union, or made or granted by a local authority or by a court of competent jurisdiction and any approved Codes of Practice issued by a statutory body;

2.2.2 a reference to particular legislation is a reference to that legislation as amended, consolidated or re-enacted from time to time and all subordinate legislation made under it from time to time; and

2.2.3 a reference to a clause is a reference to a clause or sub-clause of this Lease.

2.3      In this Lease:

2.3.1 an obligation of the Tenant not to do something includes an obligation not to cause or allow that thing to be done;

2.3.2 a reference to any act or to any act or omission of the Tenant includes any act or any act or omission of any other person at the Premises with the Tenant's express or implied authority;

2.3.3 the rights of the Landlord under any clause are without prejudice to the rights of the Landlord under any other clause or supplemental document or other instrument entered into in connection with this Lease;

2.3.4 the obligations of or restrictions on the Tenant or a Guarantor under any clause, supplemental document or other instrument entered into in connection with this Lease, are without prejudice to the obligations of or restrictions on the Tenant or Guarantor, or to the rights of the Landlord under any other clause, supplemental document or other instrument entered into in connection with this Lease;

2.3.5 a reference to the consent or approval of the Landlord means the prior consent in writing of the Landlord and, where required, of any superior landlord or mortgagee of the Landlord;

2.3.6 references to any adjoining property of the Landlord include any property adjoining or near the Premises owned, leased or occupied by the Landlord from time to time;

2.3.7 references to the end of the Term are to the expiry or sooner determination of the Term howsoever determined and whether before or at the end of the term of years granted by this Lease;

2.3.8 where a sum is expressed to be payable on demand, it will become payable, unless otherwise specified, one week after the demand has been made;

2.3.9 references to a FAIR PROPORTION of any sum are to the whole or a proportion of that sum which is fair and reasonable in the circumstances as determined by the Landlord whose decision shall be final and binding (save in case of manifest error or injustice);

2.3.10 unless otherwise specified, references to the Premises include any part of the Premises; and

2.3.11 reference to any right exercisable by the Landlord, or any right exercisable by the Tenant in common with the Landlord, is to be construed as including, where appropriate, reference to the exercise of the right by the Head Landlord and all persons authorised by him in common with all other persons having a like right.

2.4 Where under the terms of this Lease the consent of the Landlord is required for any act or matter, the consent of the Head Landlord under the terms of the Head Lease is also to be required wherever requisite, provided that nothing in this Lease is to be construed as imposing on the Head Landlord any obligations not to refuse his consent unreasonably, or as indicating that such an obligation is imposed on the Head Landlord by virtue or the terms of the Head Lease.

3.   GRANT AND TERM

3.1 At the request of the Guarantor, the Landlord leases the Premises to the Tenant for the Term the Tenant paying the following sums, which are reserved as rent: the Rent, the Additional Rent, the Insurance Rent and any VAT payable on those sums and any interest due under this Lease.

3.2 To the extent only that the Landlord is able to grant the same this letting is made together with the rights referred to in Schedule 1 to the Head Lease.

4.   RIGHTS RESERVED AND REGRANTED

4.1      There are reserved from this Lease and regranted to the Landlord by the
         Tenant:

4.1.1 the rights referred to in Schedule 2 to the Head Lease as if they were set out in this Lease in full (mutatis mutandis);

4.1.2 the right to attach a sign to the exterior of the Premises advertising that the Landlord's interest (or any superior interest) is for sale provided that such sign does not materially restrict the access of light or air to the Premises; and

4.1.3 the right to enter the Premises to exercise any other right reserved and regranted to the Landlord by this Lease, or for any other reasonable purpose connected with this Lease or with the Landlord's interest in the Premises or any adjoining property of the Landlord.

4.2 The rights reserved and regranted by this Lease are reserved and regranted to the Landlord and any superior landlord or mortgagee, and may be exercised by anyone authorised by the Landlord or a superior landlord.

4.3 The person exercising any right of entry reserved and regranted by this Lease (save for the Head Landlord or others authorised by it) shall cause as little inconvenience as reasonably practicable make good any damage caused to the Premises (subject to Clause 4.4) but shall not be under any obligation to make any other compensation to the Tenant or other occupier of the Premises.

4.4 The Tenant shall allow any person who has a right to enter the Premises to enter the Premises at all reasonable times, during and outside usual business hours, provided that reasonable notice has been given, which need not be written notice. In cases of emergency no notice need be given.

5.   THIRD PARTY RIGHTS OVER THE PREMISES

5.1      There are excepted from this deed and this Lease is granted subject to:

5.1.1 all existing rights which belong to other property, or are enjoyed by other property over the Premises or any land or Service Media over which rights are granted by the Landlord to the Tenant by this Lease;

5.1.2    the matters contained or referred to in the Head Lease; and

5.1.3 the matters contained or referred to in the registers of title numbers SY543033 and SY387196 and in the documents referred to therein.

5.2 The Tenant shall comply with the matters contained or referred to in clause 5.1 so far as they relate to the Premises and the rights granted by this Lease.

5.3      The Tenant shall:

5.3.1 not permit any third party to acquire any right over the Premises or to encroach upon the Premises and shall give the Landlord immediate written notice of any attempt to do this;

5.3.2 take any steps which the Landlord may reasonably require to prevent the acquisition of any right over or encroachment on the Premises;

5.3.3 preserve for the benefit of the Premises and the Landlord's interest in them all existing rights which belong to the Premises and are enjoyed over adjoining or neighbouring property;

5.3.4    not block or obstruct any window or ventilator at the Premises; and

5.3.5 not grant any right or licence to a third party relating to the air space at the Premises.

6.   PAYMENT OF RENTS AND ADDITIONAL RENT

6.1 The Tenant agrees with the Landlord to pay without deduction or set off (whether legal or equitable);

6.1.1 the Rent and any VAT payable on the Rent in four equal instalments in advance on the usual quarter days;

6.1.2 the Additional Rent and any VAT payable on it in four equal instalments in advance on the usual quarter days for the first five years of the Term;

6.1.3    the Insurance Rent on demand; and

6.1.4    to pay interest in accordance with Clause 9.7.

6.2 The first instalment of the Rent and any VAT due on it is to be made on the date hereof and is to be a proportionate amount for the period from and including 1999 until the next quarter day thereafter.

6.3 The first instalment of the Additional Rent and any VAT on it is to be made, and is to be a proportionate amount for the period from and including the date of this deed until the next quarter day thereafter.

6.4 If required by the Landlord, the Tenant shall pay the Rent and any VAT on it, and the Additional Rent and any VAT on it, by banker's standing order to a bank account in the United Kingdom which the Landlord has notified in writing to the Tenant.

6.5 For the avoidance of doubt, it is agreed and declared that the Additional Rent is payable for the purchase of the Fixtures and Fittings and shall not be taken into account on any review of rent either under this Lease or the Head Lease.

6.6 Title to be fixtures and fittings shall remain with the Landlord provided that if the Tenant pays the Additional Rent on the due dates throughout the first five years of the Term and the aggregate of such payments is not less than L110,000 (exclusive of VAT), title to the Fixtures and Fittings will then pass to the Tenant on receipt in cleared funds by the Landlord of the last payment of such Additional Rent.

7.   HEAD LEASE/LATENT DEFECTS/RIGHT OF WAY POLICY

7.1 The Tenant shall observe and perform the covenants and conditions on the part of the Tenant contained in the Head Lease (except for payment of the Principal Rent (as defined in the Head Lease)), and must indemnify the Landlord from and against any actions, proceedings, claims, damages, costs, expenses or losses arising from any breach, non-observance or non-performance of those covenants and conditions.

7.2 The Tenant must not do, omit, suffer or permit in relation to the Premises any act or thing that would or might cause the Landlord to be in breach of the Head Lease, or that if done, omitted, suffered or permitted by the Landlord would or might constitute a breach of the covenants on the part of the Tenant and the conditions contained in the Head Lease.

7.3      The Tenant covenants with the Landlord:

7.3.1 to permit the Landlord upon reasonable notice (except in emergency) to enter the Premises for any purpose that is in the reasonable opinion of the Landlord necessary to enable it to comply with the covenants on the part of the lessee and the conditions contained in the Head Lease;

7.3.2 to permit the Head Landlord and all persons authorized by the Head Landlord to enter the Premises for the purposes specified and upon the terms contained in the Head Lease as if the provisions in those documents dealing with the lessor's access to the Premises were incorporated into this Lease;

7.3.3 to pay to the Landlord on an indemnity basis all costs and other expenses properly incurred by the Landlord in enforcing the covenants on the part of the Head Landlord;

7.3.4 where the Tenant makes an application under this Lease for consent and the consent of the Head Landlord is also required under the Head Lease to pay on an indemnity basis:

         (a) all costs and other expenses reasonably and properly incurred by the Landlord in relation to that application whether that application is granted refused offered subject to any qualification or withdrawn including professional advice obtained by the Landlord in relation to that application; and

         (b) the costs and other expenses of the Head Landlord in relation to that application.

7.4      The Landlord covenants with the Tenant:

7.4.1    to pay the Principal Rent reserved by the Head Lease;

7.4.2 on the request and at the expense of the Tenant to use reasonable endeavours to enforce the covenants on the part of the Head Landlord contained in the Head Lease;

7.4.3 at the expense of the Tenant to use reasonable endeavours to obtain the consent of the Head Landlord required under the Head Lease to it when:

          (a)  the Tenant has applied for consent under this Lease;

          (b) the Landlord gives that consent or could not reasonably refuse it or gives the consent subject to consent being obtained from the Head Landlord; and

          (c)  consent is required under the Head Lease.

7.5 Where any issue, question or matter arising out of or under or relating to the Head Lease that also affects or relates to the provisions of this Lease is to be determined as provided in the Head Lease the determination of that issue, question or matter pursuant to the provisions of the Head Lease is to be binding on the Tenant as well as the Landlord for the purposes both of the Head Lease and this Lease, provided that this provision is not to apply to the provisions for the review of rent payable under the Head Lease.

7.6 In relation to any review or rent under the Head Lease the Landlord shall use reasonable endeavours to negotiate a revised rent which (so far as reasonably practicable) is at a rate favourable to both the Landlord as lessee under the Head Lease and the Tenant. In doing so the Landlord shall consult with the Tenant in relation to the review of rent under the Head Lease and keep the Tenant informed of all rent review notices submissions counter-submissions and proposals and in particular of the determination of the expert or arbitrator (as the case may be).

7.7

7.7.1 "POLICY" means a Denial of Access policy issued by Guardian Insurance Policy Number QJ746/VC750964 with an inception date of 21 January 1998.

7.7.2    "WARRANTY AGREEMENTS" means:

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

          (a)  a Collateral Warranty Agreement dated 16 February 1998 between
               (1) Axon Solutions Limited and (2) Ross & Partners Limited;

          (b) a Warranty Agreement dated 16 February 1998 between (1) Ross & Partners Limited and (2) Axon Solutions Limited;

          (c) a Warranty Agreement dated 16 February 1998 between (1) Water Lewandowski Limited and (2) Axon Solutions Limited;

          (d) a Warranty Agreement dated 16 February 1998 between (1) Hilson Moran Partnership Limited and (2) Axon Solutions Limited; and

          (e) a Warranty Agreement dated 16 February 1998 between (1) Tarmac Construction Limited and (2) Axon Solutions Limited.

7.8 In the event of any claimant establishing a legal right to prevent the Tenant from using the alley way shown coloured blue on the plan to the Policy for access to the Premises in connection with the "Insured Use" (as defined in the Policy) of the Premises, and such claimant obtaining from a Court of competent jurisdiction an order or judgement in respect of such right, the Landlord shall at the request and cost of the Tenant use its reasonable endeavours to make a claim under the Policy.

7.9 In the event of any substantial disrepair to the Premises caused by a Latent Defect the Landlord shall at the request and cost of the Tenant (following written notice from the Tenant to the Landlord giving full details of such Latent Defect, the disrepair and requesting such action):

7.9.1    use its reasonable endeavours to enforce the Warranty Agreements;

7.9.2 the Landlord shall lay out such damages received by the Landlord as a result of such enforcement (save for monies received in respect of costs and expenses, monies properly due to the Head Landlord or monies relating to the Landlord's interest in the Premises) in:

          (a) using its reasonable endeavours to obtain all necessary planning permissions and other consents;

          (b) using its reasonable endeavours to remedy either the disrepair or the Latent Defect (at the Landlord's discretion) to the extent necessary to render the Premises capable of occupation and use; or

          (c) the Landlord may, if the Tenant has remedied any such Latent Defect or disrepair caused by a Latent Defect to the satisfaction of the Landlord, account to the Tenant for such part of such damages received by the Landlord as a result of enforcement of the Warranty Agreements (save as aforesaid) as shall relate to such works carried out by the Tenant.

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

7.10 The Tenant covenants with the Landlord to pay to the Landlord on a indemnity basis all costs and other expenses properly incurred by the Landlord in complying with its obligations in clauses 7.8 and 7.9 and shall indemnify the Landlord all times both during and after the Term against all liabilities, damages, costs and expenses arising directly or indirectly from any act or omission of the Landlord or proceedings to which the Landlord is a party in complying with clauses 7.8 and 7.9.

7.11 The Landlord shall not be obliged to take any action pursuant to or otherwise to comply with clauses 7.8 or 7.9 until the Tenant has first provided the Landlord, if the Landlord shall reasonably so require, with security for the costs and expenses of the Landlord and such liabilities, damages, costs and expenses as may arise in complying with the Landlord's obligations in clauses 7.8 and 7.9.

8.   RENT REVIEW

8.1      DEFINITIONS

         In this Clause 8 the following definitions apply:

         "ASSUMPTIONS" means the following assumptions which shall apply on a rent review:

          (a) that the covenants on the part of the Landlord and the Tenant have been duly observed and performed, and that the covenants on the part of the Landlord and the Head Landlord in the Head Lease have been duly observed and performed;

          (b) that on the relevant Review Date the Premises are fit for immediate occupation and use for the purpose of trading from them and if then damaged or destroyed that they have been fully reinstated;

          (c) that no work has been carried out by the Landlord, the Tenant, its sub-tenants or any predecessors in title which has diminished the rental value of the Premises;

          (d) that no reduction shall be made to take account of any rental concession which on a new letting with vacant possession might be granted to an incoming tenant for a period within which such tenant's fitting out works would take place;

          (e) that the benefit of any Planning Permission and any other necessary consent current at the relevant Review Date is also available to a willing tenant;

          (f) that the Premises may lawfully be used for the Permitted Use and any other use subsequently authorised by the Landlord or by the Head Landlord; and

          (g)  that the Premises can be let in parts.

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

"DISREGARDS" means the following matters which shall be disregarded on any rent review:

          (a) so far as may be permitted by law, any temporary legal restraints on making or recovering any increase in rent;

          (b) any works and improvements carried out to the Premises by the Tenant or any lawful sub-tenant at their own expense during the Term with all necessary consents. Works or improvements shall not be disregarded if they were carried out pursuant to an obligation to the Landlord or in consideration of any reduction or abatement of rent or fee payable under any Licence or agreement supplemental to this Lease;

          (c) any goodwill attaching to the Premises by reason of the business conducted from them;

          (d) the fact that the Tenant or any lawful sub-tenant or their respective predecessors in title have been or are in occupation of the Premises;

          (e) the fact that a willing tenant may not be able to recover all of any part of any value added tax levied by the Landlord on any of the rents; and

          (f)  the Additional Rent.

"HYPOTHETICAL LEASE" means a lease:

          (a) granted with vacant possession in the open market without a premium between a willing landlord and willing tenant;

          (b) for a term of years equal in length to the unexpired residue of the Term or a term of ten years, whichever is the longer, but commencing in either case on the relevant Review Date;

          (c) containing similar covenants, conditions, provisions, agreements and declarations to those contained in this Lease, but excluding any reference to the Additional Rent;

          (d)  excluding the amount of Principal Rent payable under this Lease;

          (e) including provisions for the review of the Rent every five years identical to these provisions.

         "MARKET RENTAL VALUE" means the rent at which the Premises might reasonably be expected to be let on the relevant Review Date as a whole, on the relevant Review Date on the terms of a Hypothetical Lease making the Assumptions and disregarding the Disregards;

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

         "PRESIDENT" means the President for the time being of the Royal Institution of Chartered Surveyors or, in default of the President, the Vice-President or next senior officer of the said Institution able to appoint a Surveyor;

         "SURVEYOR" means an independent surveyor or valuer to be appointed in accordance with Clause 8.2; and

         "UPLIFT" means the amount, if any, by which the Market Rental Value at the relevant Review Date exceeds the Rent payable immediately prior to the relevant Review Date.

8.2      DETERMINATION OF REVIEWED RENT

8.2.1 Subject to Clause 8.5, the Rent shall be reviewed on each Review Date. From the relevant Review Date the Rent shall be the higher of:

         (a) the Rent reserved immediately prior to the relevant Review Date (disregarding any suspension of Rent);

         (b) the Principal Rent agreed or determined under the Head Lease with effect from the relevant Review Date whether or not in fact determined by the relevant Review Date; and

         (c) the Market Rental Value agreed or determined in accordance with this Clause 8.2 whether or not in fact determined by the relevant Review Date.

8.2.2 In the absence of agreement between the Landlord and the Tenant, the Market Rental Value shall be determined by the Surveyor acting at the election of the Landlord either as an arbitrator under the Arbitration Act 1996 or as an expert.

8.2.3 The Surveyor may be appointed not more than six months before or at any time after the relevant Review Date:

          (a)  by agreement between the Landlord and the Tenant; or

          (b) in the absence of such agreement, by the President upon the application of the Landlord or the Tenant.

8.2.4 If the President is unavailable for any reason, unable, or fails to make such appointment at the time of application, the appointment of the Surveyor shall be made by such officer of such professional body as the Landlord shall reasonably designate.

8.2.5    If the Surveyor acts as an expert he shall:

          (a) afford to both the Landlord and the Tenant an opportunity to make representations to him and to comment on the representations made by the other party;

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

          (b)  not be fettered by any such representations or comments;

          (c) determine the Market Rental Value in accordance with his own judgment and his determination shall be final and binding upon the parties; and

          (d) provide a reasoned award if requested by either the Landlord or the tenant.

8.2.6 The Landlord or the Tenant may apply for a substitute Surveyor to be appointed in accordance with Clause 8.2.3 if:

          (a) the Surveyor fails to determine the Market Rental Value within three months after the date of his appointment or such longer period as may in all the circumstances be reasonable;

          (b)  the Surveyor relinquishes his appointment or dies; or

          (c) if for any reason it becomes apparent that the Surveyor will be unable to complete his duties under this Clause 8.2.

     This procedure may be repeated as often as necessary.

8.2.7 The fees payable to the President and to the Surveyor shall in the case of arbitration be borne as determined by the Surveyor but otherwise shall be borne by the Landlord and the Tenant in equal shares.

8.2.8 Immediately upon the Landlord and the Tenant reaching agreement as to the Market Rental Value or upon the Surveyor's determination of this, the Rent will, as from the relevant Review Date, be and be deemed to have been reviewed in accordance with this Clause 8.

8.3  PAYMENT OF REVIEWED RENT

     If the Market Rental Value has not been agreed or determined by the relevant Review Date:

          (a) the Tenant shall pay the Rent to the Landlord at the rate payable immediately prior to the relevant Review Date until the date of such agreement or determination ("THE DATE OF DETERMINATION"); and

          (b) within 7 days of the Date of Determination the Tenant shall pay to the Landlord:

               (i) the Uplift for the period from the relevant Review Date until the quarter day next following the Date of Determination; and

               (ii) interest on the Uplift calculated on a daily basis at 4%
                    below the Interest Rate from the date upon which each part of the Uplift

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

                    would have been payable if the Market Rental Value had been agreed prior to the relevant Review Date until the date of payment.


8.4      MEMORANDUM OF REVIEWED RENT

         Upon the Market Rental Value being agreed or determined in accordance with Clause 8.2 a memorandum of the Rent payable with effect from the relevant Review Date shall be signed by the Landlord, the Tenant and the Guarantor or by a duly authorised officer on behalf of any such parties.

8.5      RESTRAINT ON REVIEW

8.5.1 The provisions of Clause 8.5.2 will apply if at any time by reason of any statute the landlord is prevented by such statute either in whole or in part:

         (a) from increasing the Rent in accordance with the terms of this Lease; or

         (b)  from recovering such increase from the Tenant.

8.5.2 If the circumstances in Clause 8.5.1 apply the Landlord may serve notice on the Tenant at any time specifying that the date upon which such circumstances cease to apply in whole or in part will be deemed Review Date for the purposes of this Lease. The Landlord may, but so far only as may be permitted by law, review the Rent in accordance with the provisions of this Lease on each such occasion provided always that this shall not occur more than once in any five year period.

8.6      Time will not be of the essence in relation to this clause.

9.       OTHER FINANCIAL MATTERS

9.1      UTILITIES

         The Tenant shall pay all charges, including connection and hire charges, relating to the supply of Utilities to the Premises and will comply with all present or future requirements and reasonable recommendations of the suppliers of the Utilities to the Premises.

9.2      COMMON FACILITIES

         The Tenant shall pay on demand a fair proportion determined by the Landlord of any costs incurred or payable by the Landlord in respect of any land or Service Media not forming part of, but used in connection with and for the benefit of the Premises.

9.3      RATES AND TAXES

         The Tenant shall pay and indemnify the Landlord against all present and future rates, duties and assessments of any nature charged on or payable in respect of the Premises and whether or not of a capital or non-recurring nature (except any tax imposed on

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

         the Landlord in respect of the receipt of rents reserved by this Lease or any dealing with or disposition by the Landlord of its interest in the Premises).

9.4      PAYMENTS RELATING TO THE PREMISES AND OTHER PROPERTY

         Where any of the charges payable under clauses 9.1, 9.2 or 9.3 relates to other property as well as the Premises, the amount to be paid by the Tenant will be a fair proportion of the whole of the amount charged or payable.

9.5      LANDLORD'S COSTS

         The Tenant shall pay to the Landlord, on demand, and on an indemnity basis, the fees, costs and expenses properly charged, incurred or payable by the Landlord and by the Head Landlord and their advisors or bailiffs in connection with:

9.5.1 any steps taken in contemplation of, or in relation to, any proceedings under section 146 or 147 of the Law of Property Act 1925 or the Leasehold Property (Repairs) Act 1938, including the preparation and service of all notices, and even if forfeiture is avoided (unless it is avoided by relief granted by the court);

9.5.2 preparing and serving schedules of dilapidations at any time during the Term (or within 6 months after the end of the Term in respect of dilapidations arising during the Term), and supervising any works undertaken to remedy such dilapidations;

9.5.3 recovering (or attempting to recover) any arrears of Rent or other sums due to the Landlord under this Lease, including the costs of preparing and serving any notice under section 17 of the Landlord and Tenant (Covenants) Act 1995 and any costs associated with the Landlord's remedies of distress or execution; and

9.5.4 any application for a consent of the Landlord (including the preparation of any documents) which is needed by virtue of this Lease, (whether or not such consent is granted and whether or not the application is withdrawn).

9.6      VAT

9.6.1 Where the Tenant is to pay the Landlord for any supply made to the Tenant by the Landlord, the Tenant shall also pay any VAT which may be payable in connection with that supply upon receipt of a valid VAT invoice.

9.6.2 Where the Tenant is to pay the Landlord the costs of any supplies made to the Landlord, the Tenant shall also pay the Landlord any VAT payable in connection with that supply, except to the extent that the Landlord is able to obtain a credit for the VAT from HM Customs & Excise.

9.7      INTEREST

         If the Rent or the Additional Rent is not paid on the due date for payment or if any other sum payable under this Lease is not paid to the Landlord within one week of the due date for payment or if the Landlord refuses to accept any Rent Additional Rent or other such sum when the Tenant is in breach of any of its obligations in this Lease, the Tenant shall pay interest to the Landlord at the Interest Rate for the period from and including the due date until payment (both before and after any judgment).

9.8      EXCLUSION OF STATUTORY COMPENSATION

         Any statutory right of the Tenant, or any undertenant, to claim compensation from the Landlord or any superior landlord on leaving the Premises is excluded to the extent that the law allows.

10.      INSURANCE

10.1     TENANT'S OBLIGATIONS

         The Tenant shall:

10.1.1   pay the insurance Rent in accordance with this Lease;

10.1.2 comply with the requirements of the insurers relating to the Premises and not do or omit to do anything which may make any insurance of the Premises (or of any adjoining property) void or voidable, or which would result in an increase in the premiums for such insurance;

10.1.3 give the Landlord immediate written notice of any damage to or destruction of the Premises by an Insured Risk;

10.1.4 pay the Landlord on demand an amount equal to any amount which the insurers refuse to pay, following damage or destruction by an Insured Risk, because of any act or omission of the Tenant and the amount of any excess required by the insurers in connection with that damage or destruction;

10.1.5 without limitation, the Tenant shall comply with the obligations contained in Clause 4.5 of the Head Lease as if they were set out in full in this deed.

10.2     SUSPENSION OF RENT

10.2.1 If the circumstances in Clause 4.6 (1) of the Head Lease apply, the Rent, or a fair proportion of it according to the nature and extent of the damage sustained, shall be suspended for a period equal to the period for which loss of rent insurance has been effected by the Head Landlord or until the Premises are rendered fit for occupation and use, whichever is the shorter period.

10.2.2 The Rent will not be suspended to the extent that any loss of rent insurance has been made ineffective, or payment of it has been refused by the insurers because of any act or omission by the Tenant, nor unless and until any arrears of Rent or other sums due under this Lease have been paid by the Tenant in full.

10.3     TERMINATION

10.3.1 If the Premises are damaged or destroyed by any of the Insured Risks and the Premises (or any part of it) is still unfit for occupation or use two years and 6 months after the date upon which the damage or destruction occurred either party may thereafter for so long as the Premises or part remains so unfit serve on the other 6 months notice referring to this clause and on the expiry of such notice this Lease will immediately come to an end provided that such notice shall not be effective if at or at any time prior to the expiry of the notice the Premises are against fit for occupation and use.

10.3.2 Termination will not affect the rights that either party may have against the other and the insurance money received by the Landlord or in the Head Landlord in respect of the Premises shall belong to the Landlord or the Head Landlord (as the case may be).

10.4     INSURANCE MONIES

         All insurance monies payable will belong to the Landlord or the Head Landlord, but not to the Tenant.

11.  STATE AND CONDITION OF THE PREMISES

11.1   REPAIR

11.1.1 The Tenant shall repair the Premises and keep them in good and substantial repair and condition but the Tenant need not do so where the disrepair is caused by a Latent Defect in so far as the same is the responsibility of the Head Landlord pursuant to Clause 6.2 of the Head Lease.

11.1.2 The Tenant shall keep all plant and equipment within or forming part of the Premises in good working order and replace by new articles of similar kind and quality any fixtures, fittings, plant or equipment (other than Tenant's or trade fixtures and fittings) within or forming part of the Premises which are in need of replacement and without limitation shall at the end of the Term replace the carpets and any damaged ceiling tiles by new articles of similar kind and quality to the Landlord's reasonable satisfaction.

11.1.3   The Tenant shall:

         (a) keep any outside parts of the Premises clean and tidy, and any landscaped areas properly weeded;

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

         (b) keep grass, gardens, trees and shrubs in proper and neat order and condition and properly maintained and cultivated to the reasonable satisfaction of the Landlord;

         (c) keep any unbuilt upon areas adequately surfaced and in good and substantial repair and condition; and

         (d) regularly clean the inside and outside of the windows at the Premises and replace any plate glass which becomes broken or damaged.

11.1.4 Damage by way of the Insured Risks is excepted from the Tenant's liability under sub-clauses 11.1.1, 11.1.2 and 11.1.3 unless the insurance monies are rendered irrecoverable in whole or any part by any act or default of the Landlord the Tenant any other occupier for the time being of the Premises or their servants agents employees licensees invitees or visitors.

11.1.5 At the end of the Term the Tenant will yield up the Premises with vacant possession decorated and repaired in accordance with and in the condition required by this Lease.

11.1.6   (a)   The Tenant shall enter into and maintain contracts for the maintenance and repair of the Premises and of plant and machinery at the Premises with contractors approved by the Landlord such approval not to be unreasonably withheld or delayed.

         (b) If the Landlord reasonably considers that the Tenant is not fully complying with its obligations in sub-clause 11.1 or 11.2 of this Lease the Landlord may, without prejudice to its other rights and remedies, appoint a contractor to carry out maintenance and repair of the Premises and of plant and machinery at the Premises and any proper costs incurred by the Landlord will be a debt due from the Tenant payable on demand and may be recovered by the Landlord as if it were additional rent.

11.2     REDECORATION

         The Tenant shall comply with the provisions of Clause 5.4 of the Head Lease as if they were set out in full in this deed but referred to the Term of this Lease.

11.3     ALTERATIONS

11.3.1 The provisions of Clause 5.6 of the Head Lease shall apply to the Lease as if they were set out in full in this deed but referred to the Premises and the Term of this Lease.

11.4     SIGNS AND RELETTING NOTICES

11.4.1 The Tenant shall not display any sign, notice, flag, bill, placard, poster or advertisement at the Premises which can be seen from outside the Premises,

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

         except one external sign approved by the Landlord and by the Head Landlord and giving the name and business of the Tenant (or other authorised occupier), and at the end of the Term the Tenant shall remove any such sign make good any damage caused by that removal to the reasonable satisfaction of the Landlord.

11.4.2 The Tenant shall permit the Landlord to place a sign on the Premises at any time advertising the sale of the Landlord's interest (or any superior interest) in the Premises and during the last six months of the Term for the reletting of the Premises.

12   USE OF THE PREMISES

12.1     THE PERMITTED USE

         The Tenant shall not use the first, second and third floors of the Premises for any purpose other than for the Permitted Use and shall not use the roof void in the Premises for any purpose other than as a space for plant and equipment which serve the Premises.

12.2     OBSTRUCTIONS

         The Tenant shall not obstruct any pavement, footpath or roadway adjoining or serving the Premises.

12.3     RESTRICTIONS ON USE

         The Tenant shall not:

12.3.1 leave the Premises unoccupied for a period of more than three months without the consent of the Landlord such consent not to be unreasonably withheld or delayed, but the Tenant will not by virtue of this clause be required to trade from the Premises;

12.3.2 do anything on the Premises which is illegal or immoral or which would cause a nuisance or inconvenience or any damage or disturbance to the Landlord or any owner or occupier of any other property adjoining or near the Premises;

12.3.3 carry out any acts at the Premises which are noisy, noxious, dangerous or offensive or store dangerous or inflammable materials at the Premises;

12.3.4 allow rubbish to accumulate at the Premises nor allow any material which is deleterious, polluting or dangerous (to persons or property) to enter any Service Media or any adjoining property; nor

12.3.5      overload or obstruct any Service Media which serve the Premises.

12.4     FIRE AND SECURITY PRECAUTIONS

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

         The Tenant shall comply with the requirements and recommendations of the fire authority and with any reasonable requirements of the Landlord relating to fire prevention and the provision of fire fighting equipment at the Premises and the reasonable requirements of the Landlord in relation to the security of the Premises while they are vacant.

12.5     EXCLUSION OF WARRANTY

         The Landlord does not warrant or represent that the Premises may be used for the Permitted Use or for any other purpose.

13.      DEALINGS

13.1        GENERAL RESTRICTIONS

            The Tenant shall not part with nor agree to part with possession of the whole or part of the Premises or this Lease, nor allow any other person to occupy the whole or any part of the Premises, except as permitted by the remainder of this Clause 13.

13.2     ASSIGNMENTS

13.2.1 The Tenant shall not assign any part (as opposed to the whole) of this Lease and shall not assign the whole of this Lease without the consent of the Landlord, such consent not to be unreasonably withheld or delayed.

13.2.2 The Landlord and the Tenant agree that, for the purposes of section 19(1A) of the Landlord and Tenant Act 1927:

            (a) the Landlord may refuse its consent to an assignment if in the reasonable opinion of the Landlord the proposed assignee is not of sufficient financial standing to pay the Rent and other sums payable under this Lease and to comply with the Tenant's obligations in this Lease (except where in the reasonable opinion of the Landlord acceptable security for such payments and such obligations is provided);

            (b) the Landlord may refuse its consent to an assignment unless the Guarantor enters into a deed, no later than the date of the instrument of the proposed assignment, which deed is to provide for a guarantee of all of the obligations of the Tenant contained in any authorised guarantee agreement entered into pursuant to paragraph (c) below; and

            (c) the Landlord may give its consent to an assignment subject to a condition that the Tenant enters into an authorised guarantee agreement no later than the date of the instrument of the proposed assignment, which agreement is to be by deed, is to provide for a guarantee of all the obligations of the proposed assignee under this Lease from the date of the proposed assignment until the proposed assignee is released by virtue of the Landlord and Tenant (Covenants) Act 1995, and which provides for all the matters permitted by section 16(5) of that Act and which is otherwise in accordance with section 16 of that Act and in a form reasonably required by the Landlord.

13.2.3 Clause 13.2.2 does not limit the right of the Landlord to refuse consent to an assignment on any other reasonable ground or to impose any other reasonable condition to its consent.

13.3     UNDERLETTINGS

13.3.1      In this clause the following definitions apply:

         "PERMITTED PART"
            means an entire floor of the Premises;

13.3.2 The Tenant shall not underlet or agree to underlet any part of the Premises (as distinct from the whole) except by an Underlease of a Permitted Part.

13.3.3 The Tenant shall not underlet the whole of the Premises or a Permitted Part except in accordance with the remainder of this clause 13.3 and with clause 13.4 (Terms to be contained in any underlease) and then only with the consent of the Landlord, such consent not to be unreasonably withheld or delayed.

13.3.4 The Tenant shall not underlet the Premises or a Permitted Part without first obtaining from the undertenant a covenant by the undertenant with the Landlord to comply (except in the case of an underletting of a Permitted Part in so far as inapplicable to the Permitted Part) with the terms of this Lease on the part of the tenant, other than as to the payment of any Rent or other sums reserved as rent by this Lease, and to comply with the obligations on the undertenant in the underlease throughout the term of the underlease or until the undertenant is released by virtue of the Landlord and Tenant (Covenants) Act 1995, if sooner.

13.3.5 Any underlease of the whole of the Premises or of a Permitted Part shall be granted:

            (a) at a rent which is not less than the then full open market rental value of the whole Premises or the Permitted Part (as the case may be);

            (b)   without a fine or premium; and

            (c) with the underlease rent payable not more than one quarter in advance.

13.3.6 The Tenant shall not grant an underlease until the Landlord has given its approval of an order of a court of competent jurisdiction made under section 38(4) of the Landlord and Tenant Act 1954 authorising an agreement excluding sections 24 to 28 (inclusive) from the tenancy to be created by the underlease. The Tenant shall supply the Landlord with a copy of the order (with the form of underlease) certified by solicitors as a true copy of the original for this purpose.

13.4      TERMS TO BE CONTAINED IN ANY UNDERLEASE

          Any underlease shall contain the following terms:

13.4.1 (where the term of the underlease extends beyond a Review Date) a provision for the review of the rent in the same terms and on the same dates as the review of the Rent in this Lease;

13.4.2 an obligation on the undertenant not to deal with or dispose of its interest in the underlease, or part with possession of the whole or part of that interest or permit any other person to occupy the Premise or the Permitted Part (as the case may be) except by way of an assignment or charge of the whole of its interest in the Premises or the Permitted Part (as the case may be) which may only be made with the Landlord's consent, such consent not to be unreasonably withheld or delayed; and

13.4.3 agreements between the Tenant and the undertenant in the same terms as Clause 13.2.2 and a further agreement between the Tenant and the undertenant expressed to be for the purposes of section 19(1A) of the Landlord and Tenant Act 1927 that the Tenant may give its consent to an assignment of the underlease subject to a condition that the proposed assignee of the underlease enters into a covenant with the Landlord with effect from the date of the instrument of the assignment of the underlease in the terms of the covenant required from the undertenant by Clause 13.3.3, and shall otherwise be consistent with the terms of this Lease.

13.5     FURTHER PROVISIONS RELATING TO UNDERLEASES

13.5.1 The Tenant shall procure that the rent in any underlease is reviewed in accordance with the underlease and shall not agree the level of any reviewed rent with an undertenant without the consent of the Landlord, such consent not to be unreasonably withheld or delayed.

13.5.2 The Tenant shall enforce the obligations of the undertenant in any underlease and exercise its rights under the agreements made between it and the undertenant for the purposes of section 19(1A) of the Landlord and Tenant Act 1927.

13.5.3 The Tenant shall not vary the terms of, nor, without the consent of the Landlord, such consent not to be unreasonably withheld, accept or agree to accept a surrender of, nor forfeit any underlease.

13.6     CHARGING

              The Tenant shall not charge or agree to charge any part of the Premises (as distinct from the whole) and shall not charge or agree to charge the whole of the Premises without the consent of the Landlord, such consent not to be unreasonably withheld or delayed.

13.7     DECLARATIONS OF TRUST

         The Tenant shall not execute any declaration of trust of the whole or any part of its interest in the Premises or this Lease.

13.8     GROUP SHARING OF OCCUPATION

         Nothing in this Clause 13 shall prevent the Tenant from sharing occupation of the Premises with another member of the same group of companies (as defined by section 42 of the Landlord and Tenant Act 1954 (as amended)) if and so long as that other member remains a member of the group and no relationship of landlord and tenant subsists between the Tenant and that other member. The Tenant must keep the Landlord informed of the identity of all occupiers and of the basis of their occupation of the Premises.

13.9     REGISTRATION OF DEALINGS

         Within one month of any dealing with, or devolution of, the Premises or this Lease or of any interest created out of them or it, the Tenant shall give the Landlord written notice of that dealing or devolution together with a certified copy of any document effecting or evidencing the dealing or devolution (and a certified copy for any superior landlord) and shall pay the Landlord a reasonable registration fee of not less than twenty five pounds (L25) and the registration fee of any superior landlord.

14.      LEGAL REQUIREMENTS

14.1     LEGISLATION AND PLANNING

         The Tenant shall:

14.1.1 comply with all legislation affecting the Premises, their use and occupation and the health and safety of persons working at or visiting the Premises, whether the legislation requires the owner, landlord, tenant or occupier to comply;

14.1.2 give the Landlord written notice of any defect in the Premises which may make the Landlord liable to do, or not to do, any act to comply with the duty of care imposed by the Defective Premises Act 1972, and shall display any notices at the Premises needed to enable the Landlord to comply with the Defective Premises Act 1972;

14.1.3 at the end of the Term pay the Landlord a fair proportion, determined by the Landlord, of any compensation which the Tenant has received or which is receivable by the Tenant because of any restriction placed on the use of the Premises under any legislation.

14.1.4 The Tenant shall comply in all respects with the provisions and requirements of the Planning Acts any agreement entered into pursuant to the Planning Acts and all Planning Permissions so far as the same relate to or affect:

            (a) any operations or works at any time carried out on or at the Premises; or

            (b)   the use of the Premises for any purpose.

14.1.5 The Tenant shall not make any application for Planning Permission or commence any project of Development without the prior consent of the Landlord, such consent not to be unreasonably withheld or delayed in respect of any matter for which the Landlord's approval or consent may not be unreasonably withheld under this Lease.

14.1.6 Having obtained the Landlord's consent pursuant to Clause 14.1.5 the Tenant shall not commence any operations, works, acts or things as aforesaid on the Premises, any change of use of the Premises for any purpose or any other form of Development without having obtained all such Planning Permissions and served all such notices as may be required therefor under the Planning Acts.

14.1.7 Subject only to any statutory direction to the contrary the Tenant shall discharge any tax, charge, fee or levy imposed at any time under the Planning Acts in respect of the carrying out of any operations, works, acts or things as aforesaid on the Premises, their use or any other form of Development.

14.1.8 Notwithstanding any consent or approval which may be given by the Landlord under this Lease, the Tenant shall not carry out or make any alterations or addition to the Premises or change their use before:

            (a) all necessary notices under the Planning Acts have been served; and

            (b) all such notices and any Planning Permission required have been produced to and approved by the Landlord (such approval not to be unreasonably withheld or delayed).

14.1.9 Without prejudice to the Landlord's rights to grant or refuse approval the Landlord may refuse to approve any Planning Permission because, inter alia, anything contained in or omitted from it or its period is, would be or be likely to be prejudicial to the interest of the Landlord or the Head Landlord in the Premises or any neighbouring premises whether during or following the termination of the Term.

14.1.10 Unless the Landlord otherwise directs, the Tenant shall carry out and complete before the expiration or sooner determination of the Term any works required to be carried out to the Premises as a condition of any Planning Permission applied for and implemented by or on behalf of the Tenant or any lawful sub-tenant or their respective predecessors in title before such expiration or determination.

14.1.11 The Tenant shall produce to the Landlord or the Landlord's surveyor and to the Head Landlord and the Head Landlord's surveyor all such plans, documents and other evidence as the Landlord or Head Landlord may reasonably require in order to be satisfied that the provisions of this Clause 14 have been complied with in all respects.

14.1.12 The Tenant shall not enter into any planning agreement or planning obligations pursuant to Section 106 of the Town and Country Planning Act 1990.

14.2     NOTICES RELATING TO THE PREMISES

14.2.1 The Tenant shall give the Landlord a copy of any notice received by the Tenant, relating to the Premises or any occupier of them, or to the Landlord's or the Head Landlord interest in them, upon having received it and take any steps which the Landlord may reasonably require in connection with such notice.

14.2.2 The Tenant shall not give any notice or counternotice under the Party Wall etc. Act 1996 without the consent of the Landlord.

15.      LANDLORD'S COVENANT FOR QUIET ENJOYMENT

            The Landlord agrees with the Tenant that the Tenant may hold and use the Premises during the Term without any interruption (except as authorised by this Lease) by the Landlord or by any person lawfully claiming through, under or in trust for the Landlord.

16.      LIMITS ON LANDLORD'S LIABILITY

16.1 In this clause "INTEREST" means the whole of the interest in the reversion immediately expectant on the end of the Term.

16.2 The obligations on the Landlord contained or implied in this Lease, to the extent that they relate to any time after a person has parted with its Interest, will not be binding on or enforceable against a person after that person has parted with its Interest.

16.3 To the extent that a person retains any liability for such obligations after having parted with its Interest, the Tenant agrees to release that person from such liability within four weeks of being notified in writing that such person has parted with its Interest and the release will have effect from the date of the disposal of the Interest.

16.4 If the Landlord makes a request under section 6 or 7 of the Landlord and Tenant (Covenants) Act 1995 (Release from covenants on assignment of the reversion), the Tenant agrees not to unreasonably withhold or delay the release requested.

17.      FORFEITURE

17.1     LANDLORD'S RIGHT OF RE-ENTRY

         If any event set out in Clause 17.2 occurs, the Landlord may forfeit this Lease and re-enter the Premises. The Term will then end, but without prejudice to any claim which the Landlord may have against the Tenant or a Guarantor for any failure to comply with the terms of this Lease.

17.2     EVENTS GIVING RISE TO THE LANDLORD'S RIGHT OF RE-ENTRY

17.2.1 The Rent or any other sum payable under this Lease has not been paid three weeks after it became due, whether formally demanded or not or the Tenant or any Guarantor has failed to comply with the terms of this Lease.

17.2.2 A receiver (including a receiver under section 101 of the Law of Property Act 1925) or manager or administrative receiver of the Tenant's property (or part of it) is appointed.

17.2.3 The Tenant, if an individual (or if more than one individual then any one of them) is the subject of a bankruptcy petition or of an application for an interim order under Part VIII of the Insolvency Act 1986, or enters into any composition moratorium or other arrangement with its creditors, whether or not in connection with any proceeding under the Insolvency Act 1986.

17.2.4 In relation to a Tenant which is a body corporate (or if more than one body corporate then any one of them):

            (a) a proposal for a voluntary arrangement is made under Part I of the Insolvency Act 1986 or the directors of the Tenant resolve to make such a proposal;

            (b) a petition for an administration order is presented under Part II of the Insolvency Act 1986 or the directors of the Tenant resolve to present such a petition;

            (c) a resolution for its voluntary winding up is passed under Part IV of the Insolvency Act 1986 or a meeting of its creditors is called for the purpose of considering that it be wound up voluntarily (in either case, other than a voluntary winding up whilst solvent for the purposes of and followed by a solvent reconstruction or amalgamation);

            (d)   a petition for its winding up is presented to the court under
                  Part IV or by virtue of Part V of the Insolvency Act 1986 or a resolution is passed that it be wound up by the court; or

            (e) an application is made under section 425 of the Companies Act 1985 or a proposal is made which could result in such an application.

17.2.5 The Tenant which is a body corporate (or if more than one body corporate then any of them):

            (a) enters or proposes to enter into any arrangement, moratorium or composition (other than any referred to above) with its creditors; or

            (b) is dissolved, or is removed from the Register of Companies, or ceases to exist (whether or not capable of reinstatement or reconstitution).

18.      MISCELLANEOUS

18.1     NOTICES

18.1.1 Any notice or demand in connection with this Lease may be sent by first class post and if so sent from within the UK and properly stamped and correctly addressed will be conclusively treated as having been delivered two working days after posting.

18.1.2 The Tenant shall give the Landlord verbal notice of any matter affecting the Premises where emergency action is needed as well as written notice.

18.2     LANDLORD'S RIGHTS TO REMEDY DEFAULT BY THE TENANT

         If the Tenant fails to comply with any of its obligations in this Lease, the Landlord may give the Tenant written notice of that failure, and the Tenant shall remedy the failure within the time reasonably specified by the Landlord. If the Tenant fails to do this, the Landlord may enter the Premises and carry out any works or do anything else which may be needed to remedy the Tenant's failure to comply with its obligations under this Lease, and any costs properly incurred by the Landlord will be a debt due from the Tenant payable on demand and may be recovered by the Landlord as if it were additional rent.

18.3     TENANT TO PROVIDE INFORMATION

         The Tenant shall give the Landlord any information or documents which the Landlord reasonably requests to show that the Tenant is complying with its obligations in this Lease and shall give the Landlord written notice of any matter in connection with the Premises which may make the Landlord liable to any third party.

18.4     TENANT'S INDEMNITY

         The Tenant agrees to indemnify the Landlord at all times (both during and after the Term) against all liabilities, damages, costs and expenses arising directly or indirectly from the existence, state of repair or use of the Premises or any breach of any of the Tenant's obligations in this Lease, or any act or omission of the Tenant.

18.5     TENANT'S ACKNOWLEDGEMENT

         The Tenant acknowledges that it has not entered into this Lease in reliance on any representation made by or on behalf of the Landlord.

18.6     QUALIFICATION OF LANDLORD'S LIABILITY

         The Landlord will not be liable to the Tenant or any other person for:

18.6.1      any interruption to the supply of Utilities to the Premises;

18.6.2 any accidental damage to the Premises or to any property of the Tenant or any other occupier of the Premises or their employees, agents or independent contractors; or

18.6.3 for any failure to perform any obligation in this Lease, unless the Tenant has given the Landlord written notice of the facts giving rise to that failure and allowed the Landlord a reasonable time to remedy the matter.

18.7     REMOVAL OF GOODS AFTER END OF TERM

         The Tenant shall remove all its fittings, goods and other possessions at the end of the Term and the Landlord may dispose of any such items left at the Premises more than two weeks after the end of the Term as the Landlord sees fit.

18.8     JURISDICTION

         This Lease shall be governed by and construed in accordance with the laws of England and Wales and the Guarantor agrees that [the office of the Tenant's solicitors] is an effective address for service of any notices to be served upon it under this Lease and any proceedings commenced in the English Courts.

18.9     REPLACEMENT GUARANTEE

         The Tenant must give notice to the Landlord within seven days after becoming aware of a Guarantor Replacement Event. If the Landlord responds by giving notice requiring a replacement the Tenant must within 28 days of receiving such notice from the Landlord procure some other person reasonably acceptable to the Landlord to execute a replacement guarantee in the form executed by the Guarantor in respect of whom the Guarantor Replacement Event has occurred.

19.      GUARANTOR'S COVENANT

         The Guarantor covenants with the Landlord:

19.1 That the Tenant will pay the rents reserved by and comply with all the Tenant's obligations in this Lease. In any case of default by the Tenant the Guarantor will pay the rents and comply with those obligations, and will on demand make good to the Landlord on a full indemnity basis all losses, costs, damages and expenses caused to the Landlord by any such default. Neither any forbearance of the Landlord in seeking payment of any due rents or in enforcing any obligations, nor any compromise or arrangement made by the Landlord with the Tenant, shall discharge or abate the Guarantor's liability.

19.2 That it will join in and be bound by any variation of this Lease made by the Landlord and Tenant at any time before an assignment of this Lease by the Tenant and (subject to section 18 of the Landlord and Tenant (Covenants) Act 1995) that no variation of this Lease after such an assignment will discharge the Guarantor's liability under this Clause 19.

19.3 In the event that the Tenant surrenders part of the Premises the liability of the Guarantor shall continue in respect of that part of the Premises not so surrendered after making any necessary apportionments under section 140 of the Law of Property Act 1925.

19.4 That if the Tenant (or any one or more of them if there is more than one) becomes bankrupt or enters into liquidation and the trustee in bankruptcy or liquidator disclaims this Lease or this Lease becomes forfeit and if within three calendar months of such disclaimer or forfeiture the Landlord serves notice in writing on the Guarantor requiring that Clause 19.5 be implemented, then the Guarantor shall comply with Clause 19.5.

19.5 The Guarantor shall, at its own cost, accept (and execute and deliver a counterpart of) a lease of the Premises for a term commencing on and taking effect on the date of (as appropriate) the disclaimer or forfeiture of this Lease and expiring on the date when this Lease would have expired by effluxion of time had it not been disclaimed or forfeit, at the same rents and on the same covenants and conditions in this Lease.

19.6 As between the Landlord and the Guarantor the guarantor shall be deemed to be a principal debtor and accordingly the Landlord shall be entitled to forebear or refuse to accept payment of the Rent or to enforce performance or observance of the Tenant's covenants or to give time to the tenant without discharging the Guarantor wholly or partly or in any way diminishing his liability under this covenant.

20.      TENANT'S OPTION TO DETERMINE

20.1     In this clause "TERMINATION DATE" means 29 September 2004.

20.2 Subject to the pre-conditions in Clause 203 being satisfied on the Termination Date, and subject to Clause 20.4 the Tenant, may determine the Term on the Termination Date by giving the Landlord not less than 6 months' written notice. Term will then determine on the Termination Date, but without prejudice to any rights of either party against the other for any antecedent breach of its obligations under this Lease.

20.3     The pre-conditions are that:

20.3.1 the Premises are in a state materially consistent with the proper performance of the Tenant's obligations contained in Clause 11;

20.3.2 vacant possession of the whole of the Premises is given to the Landlord; and

20.3.3 all Rent Additional Rent and other sums due under this Lease up to the Termination Date have been paid in full.

20.4 The Landlord may waive any of the pre-conditions set out in Clause 20.3 at any time before the Termination Date by written notice to the Tenant.

20.5 The Tenant will cancel any registration it has made in connection with this clause within 5 Working Days of the Termination Date.

20.6     Time will be of the essence for the purposes of this clause.

21.      LANDLORD'S OPTION TO DETERMINE

21.1     In this clause "TERMINATION DATE" means 29 September 2004.

21.2 The Landlord may determine this Lease on the Termination Date by giving the Tenant not less than 6 months' written notice. The Term will then determine on the Termination Date and this Lease will come to an end, but without prejudice to any rights of either party against the other for any antecedent breach of its obligations under this Lease.

21.3 On the termination of the Term the Tenant will give the Landlord vacant possession of the whole of the Premises.

22.   EXCLUSION OF THE 1954 ACT

      Having been authorised to do so by an order of the Reading County Court, under section 38(4) of the Landlord and Tenant Act 1954 made on _________ 1999 (No. ______), the Landlord and the Tenant agree that the provisions of sections 24 to 28 (inclusive) of the Landlord and Tenant Act 1954 shall not apply to the tenancy created by this deed.

23.   NEW OR OLD LEASE

      This Lease is not a new tenancy for the purposes of section 1 of the Landlord and Tenant (Covenants) Act 1995.

IN WITNESS of which this deed has been duly executed and is delivered on the date written at the beginning of this deed.

Signed as a deed by                   )
VASTERA LIMITED acting by a director  )
and its secretary or two directors:   )

                                            Director     /s/ Philip J. Balsamo
                                                         -----------------------

                                            Director/Secretary  /s/ John Thurlow
                                                                ----------------

Signed as a deed by                   )
VASTERA INC                           )
acting by:                            )

                                            /s/ Philip J. Balsamo
                                            ------------------------------------

                                            /s/ Arjun Rishi
                                            ------------------------------------

Private & Confidential



DATED
------------------------------------------------------------------------------

                         CANADIAN & PORTLAND ESTATES                   (1)
                                     PLC

                           AXON SOLUTIONS LIMITED                      (2)

                                     AND

                               VASTERA LIMITED                         (3)

------------------------------------------------------------------------------

                                 COUNTERPART
                                   LICENCE
                                 TO UNDERLET
                       188 HIGH STREET, EGHAM, SURREY

------------------------------------------------------------------------------

THIS LICENCE is made the ________________________________________ 1999

BETWEEN:

(1) CANADIAN & PORTLAND ESTATES LIMITED whose registered office is at Allan House 10 John Princes Street London W1M 0AH ("THE LANDLORD")

(2) AXON SOLUTIONS LIMITED whose registered office is at 90a Queens Road Twickenham Middlesex TW1 4ET ("THE TENANT")

(3) VASTERA LIMITED whose registered office is at Amtest House, 75 - 79 Guildford Street. Chertsey, Surrey KT19 9AS ("THE UNDERTENANT")

WHEREAS:

1    INTERPRETATION

1.1  In this Licence unless the context otherwise requires:

     (a)  words importing any gender include every gender

     (b) words importing the singular number only include the plural number and vice versa

     (c) words importing persons include firms companies and corporations and vice versa

     (d) where any obligation is undertaken by two or more persons jointly those persons shall be jointly and severally liable in respect of that obligation

     (e) the expressions "the Landlord" "the Tenant" and "the Undertenant" shall include their respective successors in title

     (f)  references to numbered clauses are to numbered clauses in this Licence

1.2 In this Licence the following expressions shall unless the context otherwise requires have the following meanings:

     (a) "LEASE" means the lease of the Premises briefly described in the schedule and includes any document supplemental to or associated with the Lease

     (b)  "PREMISES" means the premises briefly described in the schedule

     (c) "UNDERLEASE" means an underlease of the Premises for a term from and including September 1999 and expiring on 22 April 2013 to be granted without taking any fine or premium at a yearly rent of L159,000 exclusive of all outgoings and an insurance rent equal to the rent reserved by Clause 2.2 (b) of the Lease

2        GRANT OF LICENCE

2.1 The Landlord grants to the Tenant its licence to grant the Underlease to the Undertenant

3    TENANT'S COVENANTS

3.1 The Tenant will not at any time either expressly or by implication waive any of the covenants and conditions to be contained in the Underlease

3.2 On any breach of any of the covenants and conditions to be contained in the Underlease the Tenant shall enforce such covenants and conditions

4    UNDERTENANT'S COVENANT

4.1 The Undertenant covenants with the Landlord from the date the Underlease is granted to it until the date it assigns the Underlease with the consent of the Tenant as required by the Underlease to pay the rents reserved by it in accordance with the provisions of the Underlease and to observe and perform all of the other lessees covenants and the conditions contained in the Underlease and also to observe and perform the lessee's covenants in the Lease (except the covenant to pay rent)

5    CONDITIONS

5.1  This Licence is conditional upon:

     (a) the Underlease being granted within two months after the date of this Licence (as to which time shall be of the essence) and

     (b) the Underlease being in a form previously approved in writing by the Landlord (such approval not to be unreasonably withheld or delayed)

5.2 If either or both of the conditions set out in Clause 5.1 are not satisfied this Licence shall be void

6    CONTINUING EFFECT OF THE LEASE

6.1 This Licence is restricted to the grant of the Underlease upon (inter alia) the terms authorised by this Licence and all the covenants and conditions in the Lease shall remain in full force and effect

6.2 Notwithstanding this Licence or the Underlease the Tenant shall remain fully liable to the Landlord under the lessee's covenants and conditions in the Lease

6.3 The condition for re-entry contained in the Lease shall be exercisable by the Landlord on the breach of the covenant by the Tenant in this Licence

7    LANDLORD'S COSTS

7.1 The Tenant shall pay the legal costs and expenses incurred by the Landlord in connection with the granting of this Licence up to a maximum of L500 plus VAT

8    PROPER LAW

8.1  This Licence shall be governed by English Law

IN WITNESS whereof this Licence has been executed by the relevant parties in the appropriate manner on the date first before written

                           SCHEDULE 1
                           -----------

                    PARTICULARS OF THE LEASE
                    ------------------------


     DATE               PARTIES           THE PREMISES           TERM
     ----               -------           ------------           ----

  24.12.1997         The Landlord (1)   188 High Street,   From 24.12.1997 to

                      The Tenant (2)     Egham, Surrey        23.4.2013


EXECUTED as a DEED by      )
AXON SOLUTIONS LIMITED     )
acting by:                 )

                                 Director     /s/ D.M. Kirkwood
                                              ----------------------------------

                                 Director/Secretary       /s/ Stuart Hamilton
                                                          ----------------------

EXECUTED as a DEED by      )
VASTERA LIMITED            )
acting by:                 )

                                 /s/ Philip J. Balsamo
                                 -----------------------------------------------

                                 /s/ John Thurlow
                                 -----------------------------------------------

                                    Registered on
                                    under section 395, Companies Act 1985

                  DATED
--------------------------------------------------------------------------------



                             AXON SOLUTIONS LIMITED

                                       AND

                                 VASTERA LIMITED

                                       AND

                                   VASTERA INC

--------------------------------------------------------------------------------

                                   COUNTERPART

                                RENT DEPOSIT DEED

                                 supplemental to

                    Underlease dated _________ 1999 and made
                       between Axon Solutions Limited (1)
                     Vastera Limited (2) and Vastera Inc (3)
                                   relating to
                         188 High Street, Egham, Surrey

--------------------------------------------------------------------------------


                                Nabarro Nathanson
                                  The Anchorage
                                34 Bridge Street
                                 Reading RG1 2LU

                               Tel: 0118 950 4700

                                      DEED

DATED

PARTIES

(1) AXON SOLUTIONS LIMITED (a company incorporated and registered in England and Wales with company registration number 2976395) whose registered office is at Rathgar House, 188 High Street, Egham, Surrey, TW20 9ED (the "LANDLORD");

(2) VASTERA LIMITED (a company incorporated and registered in England and Wales with company registration number 203633) whose registered office is at Amtest House, 75-79 Guildford Street, Chertsey, Surrey, KT19 9AS (the "TENANT"); and

(3) VASTERA INC (a company incorporated and registered in the state of Delaware under company number 54-161653) the registered office of which is at 45025 Aviation Drive Suite 200, Dunes, VA 20166-7554, USA and whose address for service in England and Wales is at Rathgar House, 188 High Street, Egham, Surrey, TW20 9ED (the "GUARANTOR").

IT IS AGREED AS FOLLOWS:

I.   DEFINITIONS AND INTERPRETATION

1.1 In this Deed, unless the context otherwise requires, the following words and phrases have the following meanings:

      "ACCOUNT"

         means a separate interest-bearing account to be opened in the name of the Landlord with a bank or institution of the Landlord's choosing;

      "DEPOSIT BALANCE"

         means the sum from time to time standing to the credit of the Account including any accrued interest which has not been paid to the Tenant;

      "INITIAL DEPOSIT"

         means the sum of L233,531.25;

      "LEASE"

         means the underlease brief particulars of which are contained in Part I of the Schedule and includes any document supplemental to the Lease whether or not expressed to be so;

      "PROPERTY"

         means that property brief particulars of which are contained in Part II of the Schedule;

      "RENT DEPOSIT"

         means an amount equal to 15 months' rent plus a sum equivalent to value added tax thereon from time to time first reserved by the Lease;

      "TERM"

         means the term granted by the Lease and includes any extension or continuation whether by statute or at common law.

1.2 The clause headings in this Deed (except the definitions) are for ease of reference and are not to be used for the purposes of construing this Deed.

1.3 References in this Deed to clauses or Schedules will mean the clauses of or the Schedules attached to this Deed.

1.4 Obligations undertaken by more than one person are joint and several obligations.

1.5 Words importing persons include firms companies and corporations and vice versa.

1.6 Words importing one gender shall be construed as importing any other gender.

1.7 Words importing the singular shall be construed as importing the plural and vice versa.

1.8 The expression the "Landlord" includes (subject to Clause 7) any person entitled at any time to the reversion to the Lease.

2.  RECITALS

2.1 It was a term of the negotiations for the Lease that the Tenant should lodge with the Landlord the Rent Deposit.

2.2 On or before the date of this Deed the Tenant has lodged with the Landlord the Initial Deposit.

2.3   The Landlord agrees to hold the Rent Deposit under the terms of this Deed.

3.  SUPPLEMENTAL DEED

    This Deed is supplemental to the Lease.

4.  DEPOSIT

4.1   The Landlord acknowledges receipt from the Tenant of the Initial Deposit.

4.2 The Landlord will place the Initial Deposit (together with all money received subsequently under the terms of this Deed as part of the Rent Deposit) in the Account and (subject to the provisions of Clause 5) will hold the Deposit Balance throughout the Term as security for:

4.2.1 payment by the Tenant on the due date of all of the rents payable under the Lease;

4.2.2 payment by the Tenant of any other sums which may become due to the Landlord from time to time under the Lease; and

4.2.3 compliance by the Tenant with the covenants and conditions contained in the Lease and this Deed.

4.3 The Tenant will at all times maintain the Deposit Balance in a sum equivalent to the Rent Deposit.

4.4 If as a result of any withdrawal by the Landlord or for any other reason the Deposit Balance is at any time less than the Rent Deposit, the Tenant will within seven days after written notice from the Landlord (and notwithstanding any dispute of any kind whatsoever as to any withdrawal from the Account by the Landlord) deposit with the Landlord a sum equal to the difference between the Deposit Balance and the Rent Deposit.

4.5 Immediately following any increase of rent payable under the Lease, the Tenant will deposit with the Landlord a sum equal to the difference between the Deposit Balance and the Rent Deposit.

5.   WITHDRAWALS

     The Landlord may from time to time make withdrawals from the Account of sums sufficient to compensate the Landlord for any non-payment, delay in payment or damage suffered by or debt due to the Landlord arising from any of the following events:

5.1 any failure by the Tenant during the Term to pay, within seven days after the due date, any of the rents or other sums payable under the Lease or any mesne profits for which the Tenant may be liable in respect of the Property;

5.2 any default by the Tenant in complying with any covenant or condition contained in the Lease relating to any other matter; or

5.3   forfeiture or disclaimer of the Lease or the Tenant ceasing to exist.

      Provided that the Landlord first gives at least 7 days' notice in writing of its intention to make any such withdrawal.

6.   INTEREST

     The Landlord will arrange for payments of all interest earned in respect of the Account to be made (net of any tax required to be deducted by the Landlord before the Landlord accounts to the Tenant) to the Tenant within twenty-eight days after that interest has been credited to the Account at the address stated in this Deed or at such other address as the Tenant may from time to time notify to the Landlord in writing.

7.   TRANSFER OF REVERSION

      If the Landlord transfers the reversion immediately expectant upon the determination of the Term the Landlord will:

7.1 transfer the Deposit Balance to the transferee of the reversion and assign the benefit and the burden of this Deed to that transferee;

7.2 procure that the transferee of the reversion, no later than the date of the transfer, covenants in a deed with the Tenant to observe and perform the obligations of the Landlord under this Deed; and

7.3 on delivery of the deed of covenant referred to in Clause 7.2 to the Tenant the Landlord (being the transferor) will cease to be liable for any default in compliance with any provision contained in this Deed.

8.    RELEASE OF RENT DEPOSIT

      If the Tenant has fully complied with all the material covenants and conditions contained in the Lease and in this Deed then the Landlord will repay the Deposit Balance to the Tenant (or as the Tenant may direct) 10 working days after the earliest to occur of the following:

8.1   the expiration or sooner determination of the Term;

8.2 receipt by the Landlord of audited accounts showing that the Tenant's net profits after tax during each of the three immediately preceding accounting periods (none of which is to be a period of more than one year) are in excess of three times the annual rent first reserved by the Lease at the date of receipt of those accounts and that such net profits after tax have increased in each successive year referred to in such accounts;

8.3 the Landlord receiving notice of an assignment in accordance with the Lease following a permitted assignment of the Lease by the Tenant.

9.    CHARGE

      The Tenant with full title guarantee charges the Account and the Deposit Balance as security for the payment or reimbursement (as the case may be) to the Landlord of the sums referred to in Clause 5.

10.   GENERAL PROVISIONS

10.1 The Deposit Balance will at all times be and remain the property of the Tenant subject to the Charge contained in Clause 9.

10.2 The Landlord's rights of re-entry contained in the Lease will be exercisable on any default by the Tenant in compliance with any provision contained in this Deed as well as on the happening of any of the events mentioned in the Lease.

10.3 The provisions of this Deed will not in any way lessen or affect the Tenant's or any guarantor's obligations under the Lease or lessen the Landlord's rights to take any action or proceedings under the Lease in respect of any default by the Tenant in complying with any of the covenants or conditions contained in the Lease.

11.   GUARANTOR

11.1 The Guarantor consents to the provisions of this Deed and confirms that the Guarantor's obligations contained in the Lease as supplemented by this Deed remain in full force and effect.

11.2 The Guarantor covenants with the Landlord as a primary obligation that the Tenant will observe and perform all the obligations on the part of the Tenant contained in this Deed and in case of default by the Tenant the Guarantor will pay and make good to the Landlord on demand all losses damages costs and expenses arising from such default and will itself observe and perform all the obligations on the part of the Tenant contained in this Deed and agrees that no time or indulgence granted to the Tenant by the Landlord nor any variation of the terms of the Lease or this Deed nor any other thing by virtue of which but for this provision the Guarantor would have been released will in any way release the obligations of the Guarantor to the Landlord under this clause or the Lease.

12.   JURISDICTION

      The proper law of this deed and the jurisdiction to which the parties are subject is that of England and Wales and the Guarantor agrees that Rathgar House, 18$ High Street, Egham, Surrey, TW20 9ED is an effective address for service of any notices to be served upon it under this agreement and any proceedings commenced in the English courts.

13.   EXECUTION

      IN WITNESS of which the Landlord the Tenant and the Guarantor have executed this document as a Deed which is intended to be and is delivered the day and year first before written but not before.

                                    SCHEDULE

                                     PART I

                                     (Lease)

Date:

Parties:  Axon Solutions Limited (1) Vastera Limited (2) and [Vastera Inc ] (3)

Term:  A term from and including __________ and expiring on 22 April 2013



                                     PART II

                                   (Property)

Property situate at and known as 188 High Street, Egham, Surrey as the same is more particularly described and comprised in the Lease.

                                    PART III

                                 (Deposited Sum)

                                   L233,531.25

Signed as a deed by                   )
VASTERA LIMITED                       )
acting by a director and its secretary)
or two directors:                     )

                                            Director  /s/ Philip J. Balsamo
                                                         -----------------------

                                            Director/Secretary  /s/ John Thurlow
                                                                     -----------

Signed as a deed by                   )
VASTERA INC                           )
acting by:                            )

                                            /s/ Philip J. Balsamo
                                            ------------------------------------

                                            /s/ Arjun Rishi
                                            ------------------------------------